Net Income Per Unit	6 Months Ended
Jun. 30, 2012
Net Income Per Unit (Abstract)
Net Income Per Unit
11.	Net Income Per Unit
The general partner's, common unit holders' and subordinated unit holders' interests in net income are calculated as if all net income for the periods presented were distributed according to the terms of the Partnership's Agreement, regardless of whether those earnings would or could be distributed. The Partnership Agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash, which is a contractually-defined term that generally means all cash on hand at the end of each quarter after establishment of cash reserves established by the Partnership's board of directors to provide for the proper resources for the Partnership's business. Unlike available cash, net income is affected by non-cash items.
Under the Partnership Agreement, the holder of the incentive distribution rights in the Partnership, which is currently the CGP, assuming that there are no cumulative arrearages on common unit distributions, has the right to receive an increasing percentage of cash distributions after the minimum quarterly distribution.
During the six-month periods ended June 30, 2012 and 2011, the Partnership's net income did not exceed the First Target Distribution Level, and as a result, the assumed distribution of net income did not result in the use of increasing percentages to calculate CGP' s interest in net income.
The Partnership excluded the dilutive effect of 1,185,601 and 795,200 non-vested unit awards in calculating EPU for its common unit holders as of June 30, 2012 and June 30, 2011, respectively, as they were anti-dilutive. The non-vested units are participating securities because they receive distributions from the Partnership and these distributions do not have to be returned to the Partnership if the non-vested units are forfeited by the grantee.

The Partnership, also, excluded the dilutive effect of the $4,159 dividends attributable to preferred unit holders in calculating EPU for its common unit holders as of June 30, 2012 as they were anti-dilutive.
The two class method was used to calculate EPU as follows:

	For the six month period ended June 30,
Numerators	2012	2011
Partnership's net income	$6,595	$17,541
Less:
Partnership's net income available to preferred unit holders	4,159	—
General Partner's interest in Partnership's net income	49	351
Partnership's net income allocable to unvested units	41	353
Partnership's net income available to common unit holders	$2,346	$16,837

Denominators	—	—
Weighted average number of common units outstanding, basic and diluted	68,186,476	37,958,265
Net income per common unit:
Basic and diluted	$0.03	$0.44